DUNHAM FUNDS

Dunham Dynamic Macro Fund

Class A (DAAVX) | Class C (DCAVX) | Class N (DNAVX)

Supplement dated July 30, 2021 to the Statutory Prospectus (the “Prospectus”) dated March 1, 2021, as amended April 1, 2021, and the Summary Prospectus dated March 1, 2021

This Supplement updates and supersedes any contrary information contained in the Prospectus and Summary Prospectus.

Mellon Investments Corporation (“Mellon”), the sub-adviser to the Dunham Dynamic Macro Fund (the “Fund”), is an indirect wholly-owned subsidiary of Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon has determined to restructure its investment advisory business. As part of this restructuring, BNY Mellon intends to transfer the portfolio management team of the Fund from Mellon to a newly-established indirect wholly owned subsidiary of BNY Mellon, Newton Investment Management North America, LLC (“NIMNA”), effective August 31, 2021. Therefore, effective August 31, 2021, all references to Mellon in the Prospectus, Summary Prospectus and Statement of Information are deleted and replaced with NIMNA. The portfolio management team, investment strategies and sub-advisory fees remain unchanged.

The information under the sub-headings “Sub-Adviser” and “Sub-Adviser Portfolio Managers” located on page 44 of the Prospectus and page 6 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Sub-Adviser:  Newton Investment Management North America, LLC (the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: Investment decisions for the Fund are made by the Global Asset Allocation Team of the Sub-Adviser, consisting of Vassilis Dagioglu, James Stavena, and Torrey Zaches, each of whom has served as a primary portfolio manager of the Fund since November 2014. Messrs. Dagioglu and Stavena are Managing Directors and have served at the Sub-Adviser or an affiliate since 1999 and 1998, respectively. Mr. Zaches is a Director and has served at the Sub-Adviser or an affiliate since 1998.

The information describing Mellon beginning on page 88 of the Prospectus is deleted in its entirety and replaced with the following:

Newton Investment Management North America, LLC (“NIMNA”), is an investment management firm located at 201 Washington Place, Boston, MA 02108. NIMNA serves as the Sub-Adviser to the Dunham Dynamic Macro Fund. NIMNA had approximately $673 billion in assets under management as of June 30, 2021.

Investment decisions for the Fund are made by NIMNA’s Global Asset Allocation Team, consisting of Vassilis Dagioglu, James H. Stavena, and Torrey Zaches, who share primary responsibility for the day-to-day management of the Dunham Dynamic Macro Fund. Messrs. Dagioglu and Stavena are Managing Directors and have served at the Sub-Adviser or an affiliate since 1999 and 1998, respectively.
Mr. Zaches is a Director and has served at the Sub-Adviser or an affiliate since 1998.

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If you have any questions, please contact the Fund at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference

DUNHAM FUNDS

Dunham Dynamic Macro Fund

Class A (DAAVX) | Class C (DCAVX) | Class N (DNAVX)

Supplement dated July 30, 2021 to the Statement of Additional Information
dated March 1, 2021, as amended April 1, 2021 (the “SAI”)

This Supplement updates and supersedes any contrary information contained in the SAI.

Mellon Investments Corporation (“Mellon”), the sub-adviser to the Dunham Dynamic Macro Fund (the “Fund”), is an indirect wholly-owned subsidiary of Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon has determined to restructure its investment advisory business. As part of this restructuring, BNY Mellon intends to transfer the portfolio management team of the Fund from Mellon to a newly-established indirect wholly owned subsidiary of BNY Mellon, Newton Investment Management North America, LLC (“NIMNA”), effective August 31, 2021. Therefore, effective August 31, 2021, all references to Mellon in the Statement of Information are deleted and replaced with NIMNA.

Reference is made to the section entitled “Conflicts of Interest” beginning on page 70 of the SAI. The information pertaining to Mellon is deleted in its entirety and replaced with the following information:

Newton Investment Management North America, LLC (“NIMNA”) – It is the policy of NIMNA to make business decisions free from conflicting outside influences. NIMNA’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. NIMNA’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain.

Reference is made to the section entitled “Compensation” beginning on page 76. The information pertaining to Mellon is deleted in its entirety and replaced with the following information:

NIMNA – NIMNA’s compensation structure rewards program is currently under review but it will be designed to be market-competitive and align our compensation with the goals of our clients.

This alignment is generally achieved through an emphasis on deferred awards, which incentivizes our investment personnel to focus on long-term alpha generation.

As part of the Newton Investment Management group of companies, the incentive model will be consistent and is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual's final annual incentive award is tied to the firm's overall performance, the team's investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass our investment professional rewards program:

•         Base salary

•         Annual cash incentive

•         Long-Term Incentive Plan

•         Deferred cash for investment in our own products

•         BNY Mellon restricted stock units

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio managers' accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

Reference is made to the section entitled “APPENDIX B – PROXY VOTING FOR THE SUB-ADVISERS” beginning on page 98 of the SAI. The proxy voting policies and procedures of Mellon are deleted in their entirety and replaced with the following:

Newton Investment Management North America LLC Proxy Disclosure

It is the policy of Newton Investment Management North America LLC (“NIMNA”) to fully meet its fiduciary obligations in exercising the power, discretion and responsibility to vote proxies where clients have delegated such authority.

Registered Investment Advisers have a number of responsibilities regarding voting of proxies for client securities that are under its management and that are governed by the Advisers Act. Rule 206(4)-6 requires investments advisers to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interests of clients, which procedures must include how material conflicts that may arise between an adviser's interests and those of its clients are addressed; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; and (c) describe to clients its proxy voting policies and procedures and, upon request, furnish a copy to its clients.

Rule 204-2 further requires an investment adviser to retain certain records relating to the exercise of its proxy voting authority.

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If you have any questions, please contact the Fund at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference